UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2018

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TRANS WORLD ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

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New York	0-14818	14-1541629
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

38 Corporate Circle,

Albany, New York 12203

(Address of principal executive offices)

(518) 452-1242

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders held on Wednesday, June 27, 2018 at 10:00am, EDT (the “Annual Meeting”), the shareholders of Trans World Entertainment Corporation (the “Company”) voted on the following proposals, which are more fully described in our Proxy Statement dated May 30, 2018:

Proposal No. 1 –Election of Directors; and

Proposal No. 2 – Ratification of appointment of KPMG LLP.

On the record date for the Annual Meeting, there were 36,212,570 shares issued, outstanding and entitled to vote. Shareholders holding 24,516,343 shares were present at the meeting, in person or represented by proxy. The results of the voting at the Annual Meeting were as follows:

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Director	Votes For	Votes Against	Broker Non-Votes	Uncast
Michael Feurer	15,800,133	2,063,309	6,652,883	18
Robert Galvin	15,428,659	2,434,783	6,652,883	18
Martin Hanaka	15,794,237	2,069,205	6,652,883	18
Robert Marks	15,876,391	1,987,051	6,652,883	18
Michael Nahl	15,567,077	2,296,365	6,652,883	18
W. Michael Reickert	16,059,357	1,804,085	6,652,883	18
Michael Solow	15,794,237	2,069,205	6,652,883	18

On June 26, 2018, James Barba, a nominee for election as a director at the Annual Meeting, informed the Board that he withdrew his name from nomination for election to the Board at the Annual Meeting. The Board did not name a replacement nominee for election at the Annual Meeting.

Shares represented by proxy cards or voting instruction cards returned before the Annual Meeting were voted for the Directors nominated by the Board as instructed on the proxy card or voting instruction card, except that votes cast for Mr. Barba were disregarded.

None of the other agenda items presented in the Notice and Proxy Statement were affected.

PROPOSAL NO. 2- To Ratify the appointment of kpmg llp as independent registered public accounting firm for the fiscal year ended February 2, 2019

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,299,948	1,215,083	1,312	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2018	TRANS WORLD ENTERTAINMENT CORPORATION

	By:	/s/ John Anderson
Name: John Anderson
Title: Chief Financial Officer